Exhibit 10.6

Execution Version

AMENDED AND RESTATED CONTRIBUTION DEFERRAL AGREEMENT

effective as of July 22, 2011

by and among

YRC INC.,

USF HOLLAND, INC.,

NEW PENN MOTOR EXPRESS, INC.,

USF REDDAWAY INC.,

and

the TRUSTEES for the

CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND

and the other Funds (as defined herein) on the signature pages hereto

and

WILMINGTON TRUST COMPANY,

as Agent

i

ii

Schedule 1.01(a)	First Priority Collateral
Schedule 1.01(b)	Third Priority Collateral
Schedule 2.01	Deferred Pension Payments, Deferred Interest and Pension Interest Rate
Schedule 2.04	Payment Details
Schedule 7.01(b)	No More Favorable Terms Exception
Schedule 11.15	Notice Details

Exhibit A-1	Form of Mortgage (First Priority Collateral)
Exhibit A-2	Form of Mortgage (Third Priority Collateral)
Exhibit B	Form of Promissory Note
Exhibit C	Form of Guarantee
Exhibit D	Form of Reaffirmation Agreement
Exhibit E-1	Form of Amended and Restated Mortgage (First Priority Collateral)
Exhibit E-2	Form of Amended and Restated Mortgage (Third Priority Collateral)
Exhibit F-1	Senior Credit Facility
Exhibit F-2	10% Series A Senior Secured Notes Indenture
Exhibit F-3	10% Series B Senior Secured Notes Indenture
Exhibit G	List of Closing Documents

iii

AMENDED AND RESTATED CONTRIBUTION DEFERRAL AGREEMENT

This Amended and Restated Contribution Deferral Agreement (as amended, modified or supplemented from time to time, this “Agreement”), effective as of July 22, 2011, by and among: (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”; each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) the TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND (the “CS Pension Fund”), and each other pension fund listed on the signature pages hereto (each of the CS Pension Fund and such other pension funds a “Fund”, and collectively, the “Funds”); and (iii) Wilmington Trust Company, as agent for the Funds (together with its successors and assigns, in such capacity, the “Agent”). The Obligors, the Funds and the Agent are herein individually each referred to as a “Party” and together referred to as the “Parties”.

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements (or other agreements mirroring the 2008-2013 National Master Freight Agreement with respect to the Primary Obligors’ pension contribution obligations, collectively, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds based on hours worked by covered employees;

WHEREAS, the Primary Obligors and certain of their employees who are represented by the Teamsters have altered or amended certain provisions of the CBA (as amended, modified or supplemented, the “Amended CBA”), most recently pursuant to the terms of the Agreement for Restructuring of the YRC Worldwide, Inc. Operating Companies entered on September 24, 2010, which provides that, effective June 1, 2011, the Primary Obligors will commence making certain payments or contributions to the Funds;

WHEREAS, pursuant to that certain Contribution Deferral Agreement dated June 17, 2009 (as amended, modified or supplemented prior to the date hereof, the “Original Contribution Deferral Agreement”), and certain joinders thereto, each of the Funds agreed to defer one or more payments otherwise due to the Funds from the Primary Obligors under the CBA for services rendered by certain employees of the Primary Obligors during certain periods in 2009;

WHEREAS, the Primary Obligors have provided the Funds with certain information regarding their financial status, ongoing projected cash flow and their resulting ability to repay amounts owed under the Original Contribution Deferral Agreement in accordance with its terms; and

WHEREAS, the Primary Obligors and the Funds have agreed subject to the terms and conditions hereof to amend and restate the Original Contribution Deferral Agreement in connection with the restructuring of Parent and its subsidiaries.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following capitalized terms have the meanings specified below:

SECTION 1.02. “ABL Representative” shall have the meaning set forth in the Intercreditor Agreement.

“ABL Facility Event of Default” shall have the meaning set forth in Section 8.01(g).

“ABL Security Documents” shall have the meaning set forth in the Intercreditor Agreement.

“ABS Facility” shall have the meaning set forth in Section 5.01(d).

“Adjusted Gross Book Value” means 50% percent of the Gross Book Value of the Third Priority Collateral as determined at the time and from time to time such Third Priority Collateral is provided to the Agent, on behalf of the Funds.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” has the meaning given to that term in the introductory paragraph hereof.

“Agreement” has the meaning given to that term in the introductory paragraph of this Agreement.

“Amended CBA” has the meaning given to that term in the recitals of this Agreement.

“Asset Sale” means any sale, transfer or other disposition by an Obligor to any Person of any real property set forth on Schedule 1.01(a) other than sales, transfers or other dispositions of any such property by an Obligor to another Obligor (so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on such First Priority Collateral are taken).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York or Wilmington, Delaware are authorized or required by law to remain closed.

“Cash Flow Repayment Amount” shall have the meaning set forth in Section 2.03(b).

“CBA” has the meaning given to that term in the recitals of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

“Collateral” means collectively the First Priority Collateral and the Third Priority Collateral.

“Collateral Documents” means, collectively, the Mortgages and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, evidence or perfect Liens to secure the Obligations, including all other mortgages, deeds of trust, collateral trust agreements, intercreditor agreements or collateral sharing agreements, guarantees, subordination agreements, powers of attorney, consents, assignments, contracts, notices, financing statements and all other written matter whether heretofore, now, or hereafter executed by an Obligor and delivered to the Agent, in each case intended to create, evidence or perfect Liens to secure the Obligations and as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Facilities Event of Default” has the meaning set forth in Section 8.01(g).

“Convertible Facility” means the 10% Series A Convertible Senior Secured Notes Indenture or the 10% Series B Convertible Senior Secured Notes Indenture (collectively, the “Convertible Facilities”) substantially in the forms attached hereto as Exhibits F-2 and F-3, respectively, subject to amendments, modifications and supplements permitted hereby.

“Current Pension Payments” means obligations in respect of payments required of each of the applicable Primary Obligors to one or more Funds pursuant to the Amended CBA from and after June 1, 2011.

“CS Pension Fund” has the meaning given to that term in the introductory paragraph hereof.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deferred Interest” means the aggregate amount of deferred accrued interest on the Deferred Pension Payments due and owing to the Funds pursuant to the Original Contribution Deferral Agreement from the Primary Obligors for the period from November 5, 2009 through and including the Effective Date. The amount of Deferred Interest owed to each Fund as of the Effective Date is set forth on Schedule 2.01.

“Deferred Pension Payment” means the contributions deferred pursuant to the Original Contribution Deferral Agreement that remain due and owing to the Funds from the Primary Obligors hereunder. The amount of Deferred Pension Payments owed to each Fund as of the Effective Date is set forth on Schedule 2.01.

“Effective Date” means the date on which the conditions to effectiveness of this Agreement set forth in Section 5.01 are satisfied (or waived).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Obligor, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Event of Default” has the meaning set forth in Article VIII.

“Excess Cash Flow” shall have the meaning set forth in the Senior Credit Facility.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of any Primary Obligor.

“First Priority Collateral” means any and all real property, owned by an Obligor, covered by the Collateral Documents and any and all other property of any Obligor, now existing or hereafter acquired, that may at any time be or become subject to a first priority security interest or Lien (subject to Permitted Liens and subordinate Liens created pursuant to the Senior Credit Facility and the Convertible Facilities, as applicable) in favor of or for the benefit of the Agent, on behalf of itself and the Funds, to secure the Obligations. The First Priority Collateral shall be limited to the real property described on Schedule 1.01(a) (and the property described in the Mortgages encumbering such real property), in each case subject to the terms herein and the Intercreditor Agreement.

“Fund” and “Funds” have the meanings assigned to such terms in the introductory paragraph hereof.

“Fund Documents” means this Agreement, the Guarantee, the Intercreditor Agreement and the Collateral Documents.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Authority” means the government of the United States of America or any other nation, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Gross Book Value” shall have the meaning assigned to such term by GAAP.

“Guarantee” means (i) that certain Non-Recourse Guaranty Agreement, by and among each Guarantor party thereto from time to time and the Agent, on behalf of itself and the Funds, and (ii) any other non-recourse guarantee, by and among a Guarantor and the Agent, on behalf of itself and the Funds, and any other party thereto, in each case as reaffirmed on the Effective Date pursuant to the Reaffirmation. It is understood and agreed that (x) only Affiliates of the Primary Obligors executing a Mortgage shall be required to execute a Guarantee, (y) recourse pursuant to a Guarantee with respect to any Guarantor shall be limited to such Guarantor’s owned real property subject to any Mortgage (and the property described in such Mortgage) and (z) once all owned real property of a Guarantor subject to the Collateral Documents is disposed of in a manner permitted by this Agreement, any Guarantee of such Guarantor shall be terminated in accordance with its terms. Any Guarantee shall be substantially in the form attached hereto as Exhibit C hereto or such other form as is reasonably acceptable to the Primary Obligors, the Agent and the CS Pension Fund.

“Guarantors” means each Affiliate of the Primary Obligors who executes a Guarantee.

“Holland” has the meaning given to that term in the introductory paragraph of this Agreement.

“Indemnitee” has the meaning assigned to such term in Section 11.02.

“Intercreditor Agreement” means an intercreditor agreement by and among the Agent, on behalf of the Funds, the Senior Administrative Agent, the ABL Representative, the 10% Series A Convertible Debt Agent and the 10% Series B Convertible Debt Agent.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Majority Funds” means, at any time, Funds having outstanding Deferred Pension Payments and Deferred Interest representing at least 50.1% of the sum of the total outstanding Deferred Pension Payments and Deferred Interest for all Funds at such time.

“Material Adverse Effect” means (a) a material adverse effect on (i) the business, assets, operations or condition, financial or otherwise, of Parent and its subsidiaries taken as a whole, (ii) the ability of the Obligors to perform any of their respective obligations under the Fund Documents or (iii) the rights of or benefits available to the Funds (or the Agent, on behalf of the Funds) under this Agreement and the other Fund Documents or (b) a material impairment of a material portion of the Collateral or of any Lien on any material portion of the Collateral in favor of or for the benefit of the Agent and/or the Funds or the priority of such Liens.

“Monthly Contribution Amount” means, with respect to any Fund, the amount required pursuant to the terms of the Amended CBA to be paid by the Primary Obligors to such Fund in respect of any calendar month, including any adjustment payment (made in the ordinary course and pursuant to traditionally-recognized accounting adjustments) in an amount necessary to reconcile previous payments of the Monthly Contribution Amount to the amount required as a Current Pension Payment for the corresponding month.

“Mortgage” means each mortgage, deed of trust or other agreement, as each may be amended, amended and restated, or otherwise modified from time to time, which conveys or evidences a Lien in favor of or for the benefit of the Agent, on behalf of itself and the Funds, on real property owned by an Obligor. The form of mortgage for each of the First Priority Collateral and Third Priority Collateral is attached hereto as Exhibit A-1 and A-2, respectively. A form of amended and restated mortgage for each of the First Priority Collateral, and the Third Priority Collateral is attached hereto as Exhibit E-1 and E-2, respectively.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA with respect to which the Company or any of its ERISA Affiliates has or may have any liability, contingent or otherwise.

“Net Cash Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event and (ii) except in the case of the real property set forth on Schedule 1.01(a), the amount of all payments required to be made as a result of such event to repay indebtedness (other than Deferred Pension Payments) secured by such asset or otherwise subject to mandatory prepayment as a result of such event.

“New Penn” has the meaning given to that term in the introductory paragraph of this Agreement.

“Obligations” means the due and punctual payment of (a) all Deferred Pension Payments, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments (including Deferred Interest) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) all other indemnities, fees, costs, and expenses (including, without limitation, the fees and expenses of the Agent, the Agent’s sub-agents and legal counsel reimbursable hereunder), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Obligors under this Agreement and the other Fund Documents.

“Obligor” and “Obligors” shall mean the Primary Obligors and the Guarantors.

“Original Contribution Deferral Agreement” has the meaning given to that term in the recitals of this Agreement.

“Parent” means YRC Worldwide Inc.

“Party” and “Parties” have the meanings assigned to such terms in the introductory paragraph hereof.

“Pension Interest Rate” means, with respect to any Fund, the rate of interest per annum set forth for such Fund on Schedule 2.01.

“Pension Trust” means with respect to any Fund, trust documentation that creates and governs the Fund.

“Permitted Lien” shall mean (a) Liens described in (i) clauses (a), (b), (e), (f) and (g) of the definition of “Permitted Encumbrances” and (ii) Section 6.02(i), in each case in the Senior Credit Facility as of the Effective Date, (b) as to any property comprising Collateral, exceptions set forth in the Title Policy (as defined in the Original Contribution Deferral Agreement) for such property, (c) Liens granted pursuant to the Bank Group Security Documents (as defined in the Intercreditor Agreement) subject to the terms, conditions and provisions of the Intercreditor Agreement, (d) Liens granted pursuant to the Convertible Note Documents (as defined in the Intercreditor Agreement) subject to the terms, conditions and provisions of the Intercreditor Agreement and (e) Liens arising in the ordinary course of business securing obligations (other than debt for borrowed money) in an amount not to exceed $1,000,000 at any time.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership or other entity.

“Primary Obligor” and “Primary Obligors” shall have the meanings assigned to such terms in the introductory paragraph of this Agreement.

“Projections” shall have the meaning set forth in Section 3.05.

“Promissory Note” means a promissory note evidencing the Deferred Pension Payments and Deferred Interest owed to any Fund by the applicable Primary Obligor under the Agreement. Each Promissory Note shall be substantially in the form of Exhibit B attached hereto.

“Reaffirmation” means that certain Reaffirmation Agreement, dated as of the Effective Date by and among USF Glen Moore Inc., a Pennsylvania corporation, and Transcontinental Lease, S. de R.L. de C.V., a company organized under the laws of the United States of Mexico, and the Agent.

“Reddaway” has the meaning given to that term in the introductory paragraph of this Agreement.

“Release Event” shall have the meaning set forth in Section 11.17.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates.

“Responsible Officer” means the chief financial officer, principal accounting officer, treasurer, controller or any vice president whose duties include monitoring compliance with this Agreement by the Obligors, and when used with respect to the Agent, the officer in the Corporate Capital Markets division at the Corporate Trust Office of the Agent having direct responsibility for the administration of this Agreement.

“Restructuring” means a proposed restructuring of the Parent and its subsidiaries.

“Senior Administrative Agent” means the administrative agent (including any successor or assign thereof) under the Senior Credit Facility.

“Senior Credit Facility” means that certain Amended and Restated Credit Agreement, dated as of July 22, 2011, by and among Parent, the Lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended, modified, supplemented, restated, renewed, replaced, refinanced or extended from time to time.

“Senior Credit Facility Event of Default” shall have the meaning set forth in Section 8.01(g).

“6% Senior Note Indenture” means the Indenture in respect of the 6% Senior Notes due 2014 among Parent and U.S. Bank National Association, as trustee thereunder, in the form attached to the 6% Senior Note Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“6% Senior Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of February 11, 2010, by and among Parent, certain of its subsidiaries and the investors party thereto.

“6% Senior Notes” means Parent’s 6% Convertible Senior Notes due 2014 issued pursuant to the 6% Senior Note Indenture.

“Taxes” means any and all present or future taxes, penalties, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Teamsters” has the meaning given to that term in the recitals of this Agreement.

“10% Series A Convertible Debt Agent” means the collateral trustee under the 10% Series A Convertible Senior Secured Notes Indenture.

“10% Series A Convertible Senior Secured Notes Indenture” means that certain indenture dated as of July 22, 2011, by and among YRC Worldwide Inc., as issuer, certain subsidiaries as guarantors, and U.S. Bank National Association, as the trustee.

“10% Series B Convertible Debt Agent” means the collateral trustee under the 10% Series B Convertible Senior Secured Notes Indenture.

“10% Series B Convertible Senior Secured Notes Indenture” means that certain indenture dated as of July 22, 2011, by and among YRC Worldwide Inc., as issuer, certain subsidiaries as guarantors, and U.S. Bank National Association, as the trustee.

“Third Priority Collateral” means any and all real property owned by an Obligor, covered by the Collateral Documents, and any and all other property of any Obligor now existing or hereafter acquired, that may at any time be or become subject to a third priority security interest or Lien (subject to Permitted Liens and subordinate to Liens created pursuant to the Senior Credit Facility pursuant to the Intercreditor Agreement) in favor of or for the benefit of the Agent, on behalf of itself and the Funds, to secure the Obligations. The Third Priority Collateral shall be limited to the real property described on Schedule 1.01(b) (and the property described in the Mortgages encumbering such real property), subject in each case to the terms herein and the Intercreditor Agreement.

“13-Week Cash Flow Projections” shall have the meaning set forth in Section 6.02(f).

“Transactions” means the execution, delivery and performance by the Obligors and Funds of this Agreement, the execution, delivery and performance by the Obligors of the other Fund Documents (including the granting of the Liens to the Agent, for the benefit of itself and the Funds, granted thereby), the consummation of the amendment and restatement of the Senior Credit Facility substantially in the form delivered to the Funds and the Agent attached hereto as Exhibit F-1 (with any amendments, supplements and/or modifications prior to the Effective Date shall require the approval of the Majority Funds if any changes are material in accordance with Section 5.01(f) hereto) and the consummation of the other “Transactions” as such term is defined in such Senior Credit Facility.

“2011 ABL Agreement” shall have the meaning set forth in the Intercreditor Agreement.

“US Dollars” or “$” means the lawful money of the United States of America.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“YRC” has the meaning given to that term in the introductory paragraph of this Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. References to the plural include the singular, and references to the singular include the plural. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context expressly requires otherwise: Except where expressly stated otherwise herein, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented, otherwise modified, renewed, refinanced, replaced or extended (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein);

(a) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns;

(b) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(c) all references herein to articles, sections, exhibits and schedules shall be construed to refer to Articles and Sections of, and exhibits and schedules to, this Agreement;

(d) any capitalized terms used in any schedule or exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement; and

(e) the term “knowledge” or “aware” shall mean the actual knowledge of a Responsible Officer.

ARTICLE II

Deferred Contributions

SECTION 2.01. Deferred Pension Payments and Deferred Interest. As of the Effective Date, the Primary Obligors owe the Funds, without defense, counterclaim or offset of any kind, (a) an aggregate amount equal to $146,594,543.10 in respect of the Deferred Pension Payments and (b) an aggregate amount equal to $4,453,810.84 in respect of the Deferred Interest, with the specific amounts owed to each Fund as of the Effective Date being set forth on Schedule 2.01 hereto. Subject to the terms and conditions set forth herein, the Funds, on a several basis, and the Primary Obligors, on a joint and several basis, hereby agree that payment of all (i) Deferred Pension Payments and (ii) Deferred Interest shall be made by the Primary Obligors to the applicable Funds on March 31, 2015.

SECTION 2.02. Interest.

(a) Interest shall accrue with respect to (i) each Deferred Pension Payment (or, as applicable, the unpaid portion thereof) from the Effective Date until the date such Deferred Pension Payment has been paid in full to the applicable Fund and (ii) all Deferred Interest (or, as applicable, the unpaid portion thereof) from the Effective Date until such Deferred Interest has been paid in full, in each case at the Pension Interest Rate. Accrued interest on each Deferred Pension Payment and the Deferred Interest shall be payable in arrears in cash on the fifteenth day of each calendar month commencing on August 15, 2011, and upon termination of this Agreement. Interest payable pursuant to this Section 2.02 shall be computed on the basis of a 365 day or 366 day year, as the case may be.

SECTION 2.03. Prepayments.

(a) Asset Sales. In the event of receipt of Net Cash Proceeds from any Asset Sale or any casualty or condemnation event with respect to real property described on Schedule 1.01(a), the Obligors shall, within five (5) Business Days after receipt of such Net Cash Proceeds, prepay the Obligations in an aggregate amount equal to 100% of such Net Cash Proceeds.

(b) Excess Cash Flow. The Primary Obligors shall prepay the Obligations on the date that is three (3) Business Days after the earlier of (i) date on which Parent’s annual audited financial statements for the immediately preceding fiscal year are delivered to the Lenders (as defined in the Senior Credit Facility) pursuant to the terms of the Senior Credit Facility or (ii) the date on which such financial statements were required to be delivered to the Lenders (as defined in the Senior Credit Facility) pursuant to the terms of the Senior Credit Facility, in an amount equal to (x) 50% of Parent’s Excess Cash Flow for such immediately preceding fiscal year minus (y) any voluntary prepayments of the Term Loans (as defined in the Senior Credit Facility) during such fiscal year minus (z) any amounts owed by Parent and its subsidiaries to the Lenders (as defined in the Senior Credit Facility) pursuant to Section 2.12(e) of the Senior Credit Facility (the “Cash Flow Repayment Amount”), with the first such prepayment pursuant to this Section 2.03(b) required to be made by the Primary Obligors in 2013 in respect of Parent’s Excess Cash Flow for the fiscal year of Parent ending December 31, 2012. Any such prepayments of the Obligations required under this Section 2.03(b) shall be in an amount equal to the Cash Flow Repayment Amount (as certified, in writing, by the Primary Obligors to the Agent, including reasonably detailed calculations with respect to such amount and upon which the Agent may conclusively rely upon without independent investigation) and shall be applied in accordance with Section 2.03(d).

(c) Optional. Obligors shall have the right at any time and from time to time, without premium or penalty, to prepay any of the Obligations in whole or in part either with or without prior notice, in the sole discretion of the Obligors.

(d) Application of Prepayments. Any prepayments pursuant to Sections 2.03(a), (b) or (c) shall be applied (i) first, towards payment of Deferred Interest, ratably among the Funds in accordance with the amounts of Deferred Interest then due to the Funds and (ii) second, towards payment of all Deferred Pension Payments, ratably among the Funds in accordance with the Deferred Pension Payments then due to the Funds. Any optional prepayment hereunder shall be applied as between Deferred Interest and Deferred Pension Payments as directed by the Primary Obligors (but in any event ratably among the Funds in accordance with the Deferred Pension Payments or Deferred Interest then due the Funds, as applicable).

SECTION 2.04. Payments Generally; Allocations of Proceeds; Pro Rata Treatment.

(a) Each Primary Obligor shall make each payment required to be made by it hereunder or under any other Fund Document (whether of Deferred Pension Payment, Deferred Interest, interest, fees or otherwise) prior to the time expressly required hereunder or under such other Fund Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m. Central Standard Time), on the date when due, in immediately available funds, without set-off or counterclaim. All such payments shall be made to the Agent to the applicable account specified in Schedule 2.04 or, in any such case, to such other account as the Agent shall from time to time specify in a notice delivered to the Primary Obligors. The Agent shall distribute any such payments received by it for the account of the appropriate Fund in accordance with such Schedule 2.04 promptly following receipt thereof. If any payment hereunder or under any other Fund Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under any Fund Document shall be made in US Dollars. Any payment required to be made by the Obligors hereunder shall be deemed to have been made by the time required if the Obligors shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Obligors to make such payment so long as such payment shall be received by the Agent or the Funds, as applicable, within one (1) Business Day of such steps being taken and the Primary Obligors shall have provided written notice to the Agent (for further distribution to the Funds) of such steps on the day such steps were undertaken.

(b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of Deferred Pension Payments, Deferred Interest, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest (other than Deferred Interest) and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, (ii) second, towards payment of Deferred Interest then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of Deferred Interest then due to such parties and (iii) third, towards payment of Deferred Pension Payments then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of Deferred Pension Payments then due to such parties.

(c) Other than with respect to Current Pension Payments which a Fund elects to apply to amounts owed to such Fund under this Agreement in accordance with Section 2.05, if at any time a Fund receives amounts in excess of its ratable share of the amount then distributed by the Agent, such Fund shall immediately remit such excess amounts to the Agent for redistribution.

(d) If the Agent shall receive any proceeds of Collateral (i) not constituting a specific payment of Deferred Pension Payments, Deferred Interest, interest, fees or other sum payable under the Fund Documents (which shall be applied as specified in Section 2.03) or (ii) after an Event of Default has occurred and is continuing and the Majority Funds so direct in writing, such funds shall be applied ratably (A) first, to pay any fee or expense reimbursements including amounts then due hereunder to the Agent from any Obligor (including, without limitation, the fees and expenses of the Agent’s sub-agents and one legal counsel), (B) second, to pay any expense reimbursements then due hereunder to the Funds from any Obligor, (C) third, to pay interest then due and payable on the Deferred Pension Payments and the Deferred Interest, (D) fourth, to pay Deferred Interest then due hereunder, (E) fifth, to pay Deferred Pension Payments then due hereunder, and (F) sixth, to the Primary Obligors or as a court of competent jurisdiction shall direct.

SECTION 2.05. Application of Current Pension Payments. To the extent a Fund has not approved a Primary Obligor’s resumption of participation in such Fund, upon five (5) Business Days prior written notice to Agent and the Primary Obligors in the manner directed by Section 11.15 and using the wire instructions set forth on Schedule 2.04, such Fund may require the Primary Obligors to (i) make payments of obligations owed to such Fund under this Agreement in lieu of Current Pension Payments required pursuant to the Amended CBA or (ii) make payments in lieu of Current Pension Payments into an escrow arrangement pursuant to the Amended CBA, in each case in an amount equal to such Fund’s current Monthly Contribution Amount. Amounts paid pursuant to clause (i) above may be paid to and applied against the electing Fund’s Deferred Pension Payments and/or Deferred Interest on a non-pro rata basis.

ARTICLE III

Representations and Warranties of the Obligors

Each Primary Obligor represents and warrants to the Agent and each of the Funds that:

SECTION 3.01. Organization; Powers. Each of the Primary Obligors (a) is organized, validly existing and in good standing (to the extent that such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation as applicable, and (b) has all corporate or organizational requisite corporate power and authority to carry on its business as now conducted.

SECTION 3.02. Authorization; Enforceability. Entry into the Transactions is within each Primary Obligor’s corporate or organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder or shareholder action. Each Primary Obligor has all requisite corporate or organizational power to carry out and perform its obligations under the terms of this Agreement. The Fund Documents to which each Primary Obligor is a party have been duly executed and delivered by such Primary Obligor. This Agreement and each of the Fund Documents to which any Primary Obligor is a party constitutes the legal, valid and binding obligation of each Primary Obligor, enforceable against the Primary Obligor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. No Violation. The Transactions:

(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for (i) filings and other actions necessary to perfect Liens created pursuant to the Fund Documents and (ii) filings and other actions necessary to release or subordinate any existing Liens;

(b) will not violate any applicable law or regulation applicable to the Obligors or any order of any Governmental Authority;

(c) will not violate the charter, by-laws or other organizational or constitutional documents of the Obligors; or

(d) will not violate or result in a default under the Senior Credit Facility, the Convertible Facilities or the 2011 ABL Agreement,

except in each case (other than clause (d)), such consents, approvals, registrations, filings or other actions the failure of which to obtain or make, or, in the case of clause (b) at any time after the Effective Date hereof, to the extent such violations, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.04. Inability to Make Certain Limited Payments. Each Primary Obligor is unable to make payment of any portion of the Deferred Pension Payments or Deferred Interest set forth on Schedule 2.01 as of the Effective Date, other than any payment made pursuant to Section 2.05.

SECTION 3.05. Financial Condition. Prior to the Effective Date, Parent furnished to the Funds its consolidated balance sheet and statements of income, stockholders equity and cash flows (a) as of and for the fiscal year ended December 31, 2010, reported on by KPMG LLP, independent public accountants, and (b) as of and for the fiscal quarter ended March 31, 2011. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (b) above. Prior to the Effective Date, the Obligors delivered to the CS Pension Fund and its advisors the written projected financial information of Parent, dated as of April 15, 2011 (the “Projections”). The Projections were prepared in good faith based upon assumptions believed to be reasonable by senior management at the time, it being recognized by the Funds and the Agent that the Projections are not to be viewed as facts and that the actual results during the period or periods covered by such Projections may differ from the projected results and such differences may be material. Based on the Projections, as of the Effective Date, the Obligors do not expect to be able to repay the Deferred Pension Payments or the Deferred Interest on a date earlier than is required by this Agreement.

SECTION 3.06. Covenants. The Obligors have performed all of the conditions precedent specified in Article V that are required to be performed by the Obligors hereunder prior to the Effective Date.

ARTICLE IV

Representations and Warranties of the Funds

Each Fund severally represents and warrants to the Agent and each of the Obligors, as to itself, that:

SECTION 4.01. Authority and Enforceability. The Trustees of such Fund have full power, right and authority to enter into this Agreement in the name of and on behalf of such Fund and to perform its obligations pursuant to the terms of this Agreement. This

Agreement has been duly executed and delivered by the Trustees of such Fund and constitutes the legal, valid and binding obligation of such Fund, enforceable against such Fund in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.02. Acknowledgment. Except as expressly set forth herein or in the Fund Documents, each Fund acknowledges that no Obligor has made in connection with this Agreement, and is not making in this Agreement or any of the other Fund Documents, any representation or warranty as to the business, properties, condition (financial or otherwise), risks, results of operations, prospects or any other aspect of the operations of the Obligor or its subsidiaries. Each Fund also acknowledges that it has adequate information and has made its own independent investigation concerning the business, properties, condition (financial or otherwise), risks, results of operations and prospects of each Obligor and its subsidiaries taken as a whole to make an informed decision regarding its entry into the Transactions.

ARTICLE V

Conditions Precedent

SECTION 5.01. Amendment and Restatement Effective Date. The agreement of the Funds to continue to allow deferral of the Deferred Pension Payments and the Deferred Interest hereunder to such dates specified in Article II and to amend and restate the Original Contribution Deferral Agreement as set forth herein shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a) The Agent (or its counsel) and the CS Pension Fund (or its counsel) shall have received from each Primary Obligor and, if applicable, each Guarantor, (i) the Intercreditor Agreement executed by each party thereto and the Reaffirmation (to the extent any such Guarantor has executed a currently existing Mortgage in favor of the Agent as of such date) and, to the extent reasonably required by Agent, each amended and restated Mortgage with respect to the First Priority Collateral in the form pursuant to Exhibit E-1 and each amended and restated Mortgage with respect to the Third Priority Collateral in the form pursuant to Exhibit E-2, signed on behalf of such party or (ii) written evidence satisfactory to the Agent and the CS Pension Fund (which may include telecopy or other electronic transmission of a signed signature page) that such party has signed a counterpart of the Intercreditor Agreement, the Reaffirmation and each such amended and restated Mortgage.

(b) The Agent and CS Pension Fund (or their respective counsel) shall have received, (i) with respect to the amended and restated Mortgage for each real property constituting First Priority Collateral, a date down or similar endorsement to the existing ALTA mortgagee title insurance policy related to the currently existing Mortgage, or in the event a date down or similar endorsement is not available, a new ALTA mortgagee title insurance policy (which, in either case, may be in the form of a mark-up of a title commitment or endorsement executed an otherwise binding by and upon the applicable title insurance company, so long as the final and clean copy of such endorsement is delivered to the Agent within a reasonable time thereafter) issued by Chicago Title Insurance Company or other title insurance company reasonably approved by CS Pension Fund, and (ii) with respect to the amended and restated Mortgage for each real property constituting Third Priority Collateral, a date down or similar endorsement to the existing ALTA mortgagee title insurance policy related to the currently existing Mortgage, or in the event a date down or similar endorsement is not available, a new ALTA mortgagee title insurance policy (which, in either case, may be in the form of a mark-up of a title commitment or endorsement executed an otherwise binding by and upon the applicable title insurance company, so long as the final and clean copy of such endorsement is delivered to the Agent within a reasonable time thereafter) issued by Chicago Title Insurance Company or other title insurance company reasonably approved by CS Pension Fund.

(c) The Agent (or its counsel) and CS Pension Fund (or its counsel) shall have received evidence reasonably satisfactory to the CS Pension Fund that the conditions precedent to the effectiveness of each of the Convertible Facilities and the Senior Credit Facility (other than any condition as to effectiveness of this Agreement) have been satisfied (or waived) under such agreement.

(d) The Parent and/or its subsidiaries shall have obtained a new asset based loan facility in an aggregate commitment amount of not less than $275 million with a minimum availability on the Effective Date of not less than $40 million (net of refinancing of the ABS Facility (as defined below) and any reserves), on market terms and conditions reasonably acceptable to the Parent and the Majority Funds, the proceeds of which shall be used in part to refinance all outstanding claims under that certain Third Amended and Restated Receivables Purchase Agreement, dated as of April 18, 2008, by and among Yellow Roadway Receivables Funding Corporation, Parent, JPMorgan Chase Bank, N.A., SunTrust Bank, Wells Fargo Bank, N.A. and The Royal Bank of Scotland plc (as amended, restated, supplemented or otherwise modified prior to the Effective Date, the “ABS Facility”).

(e) $70 million in 6% Senior Notes shall remain outstanding on their present terms (or other terms satisfactory to the Majority Funds) after giving effect to the Restructuring.

(f) The Restructuring shall be substantially concurrently consummated substantially on terms set forth in the Senior Credit Facility attached hereto as Exhibit F-1, the 10% Series A Convertible Senior Secured Notes Indenture attached hereto as Exhibit F-2, the 10% Series B Convertible Senior Secured Notes Indenture attached hereto as Exhibit F-3 and other documentation, including without limitation, the Intercreditor Agreement and various collateral documents reasonably acceptable to the Obligors and the Majority Funds; provided, that prior to the Effective Date (i) the Majority Funds must consent to any material modification to the terms of the Senior Credit Facility, the 10% Series A Convertible Senior Secured Notes Indenture, the 10% Series B Convertible Senior Secured Notes Indenture, each as set forth on the aforenamed Exhibits hereto (it being understood that any amendment or modification to the economic terms, including principal amount, amortization, prepayments, interest, fees, and maturity of the Senior Credit Facility, the 10% Series A Convertible Senior Secured Notes or the 10% Series B Convertible Senior Secured Notes shall be deemed material) and (ii) solely to the extent the terms and conditions of the Intercreditor Agreement disproportionately and adversely affect the rights of any Fund in relation to the other Funds, the Supermajority Funds must consent to such terms and conditions of the Intercreditor Agreement.

(g) (i) The Agent shall have received payment for all invoiced fees and reasonable out-of-pocket expenses earned, due and payable on or before the Effective Date pursuant to Section 11.01 hereof, and (ii) the Funds shall have received payment for all invoiced reasonable out-of-pocket expenses due and payable on or prior to the Effective Date in accordance with Section 11.01 hereof.

(h) The Agent and the CS Pension Fund shall have received such documents and certificates to the satisfaction of the CS Pension Fund and as further described in the list of closing documents attached as Exhibit G.

(i) No Default or Event of Default shall have occurred and be continuing under the Original Contribution Deferral Agreement.

(j) On or before June 30, 2011, unless otherwise agreed with the applicable trustees of each Fund in form and substance acceptable to the Obligors and such Fund, including the terms and conditions set forth below, the Obligors shall either: (i) reenter each Fund as a paying employer and pay to such Fund in accordance with the terms of the Amended CBA or (ii) if making such payments is prohibited by applicable law, then pending the earlier to occur of the adoption of legislation or regulatory approval which would permit such Fund to accept the payments or such time as the payments are no longer prohibited, each applicable Obligor shall make payments in accordance with Section 2.05.

(k) The Effective Date shall have occurred on or before July 22, 2011.

Unless and until the foregoing conditions precedent are satisfied (or waived), the Original Contribution Deferral Agreement shall remain in full force and effect, and the Agent and the Funds shall be entitled to all rights, benefits and remedies thereunder and under the other Fund Documents and applicable law.

ARTICLE VI

Affirmative Covenants

Until the Obligations shall have been paid in full (other than contingent obligations not due and owing), the Primary Obligors covenant and agree with the Agent and the Funds that:

SECTION 6.01. Reporting and Notices. The Obligors shall provide the following reporting and notices to the Agent (for further distribution to the Funds) and the CS Pension Fund:

(a) [Reserved];

(b) promptly, but in any event no later than the seventh Business Day following receipt or delivery of the same, a copy of any notice of the occurrence of any Event of Default (as defined in the Senior Credit Facility, the Convertible Facilities or the 2011 ABL Agreement, as applicable) under the Senior Credit Facility, the Convertible Facilities or the 2011 ABL Agreement, as applicable;

(c) promptly, but in any event no later than the seventh Business Day following any Responsible Officer of the Obligors becoming aware thereof, written notice of any Default or Event of Default hereunder;

(d) promptly, written notice that the 13-Week Cash Flow Projections and related variance reports are no longer required to be delivered to the Senior Administrative Agent (and Agent and Fund may conclusively rely thereon until such time as the Primary Obligors may be required to resume delivery of such 13-Week Cash Flow Projections and related variance reports in accordance herewith);

(e) within 30 days after the end of each of the first two months in any fiscal quarter of Parent, Parent’s unaudited consolidated balance sheet and related unaudited statements of operations and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, subject to normal year-end audit adjustments and the absence of footnotes;

(f) on or before the fifth Business Day of each fiscal month, commencing on the fifth business day of July 2009, projections of the weekly cash flows for the 13-week period commencing on the first day of such fiscal month (the “13-Week Cash Flow Projections”) which (i) reflect the Parent’s and its Domestic Subsidiaries’ (as defined in the Senior Credit Facility) consolidated projected cash receipts and cash expenditures for their corporate and other operations and (ii) contain comments of management of the Parent and, if then engaged, comments of the Parent’s Financial Advisor (as defined in the Senior Credit Facility); provided that, Primary Obligors only shall be obligated to provide such 13-Week Cash Flow Projection and commentary to the Agent and Funds so long as the Parent is required to deliver such 13-Week Cash Flow Projections and commentary to the Senior Administrative Agent;

(g) on or before the fifth Business Day of each fiscal month commencing on the fifth Business Day of August 2009, to the extent that the Primary Obligors are providing the 13-Week Cash Flow Projection, a variance report reflecting on a line-item basis the actual disbursements and receipts for the previous calendar month and the percentage variance of such actual results from those projected for such previous calendar month on the most current 13-Week Cash Flow Projections delivered under the terms of this Agreement prior to such date; provided that, Primary Obligors only shall be obligated to provide such variance report to the Agent and Funds so long as the Parent is required to deliver such variance report to the Senior Administrative Agent; and

(h) promptly, but in any event no later than one Business Day following delivery of the same, written notice of delivery of financial statements described in Section 2.03(b) hereof to the Lenders under (and as defined in) the Senior Credit Facility.

SECTION 6.02. Financial Advisor. Each Primary Obligor will permit the financial advisor(s) retained by the Funds, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested so long as such inspection does not unduly interfere with such Primary Obligor’s business. Subject to Section 11.01, such reasonable inspections and examinations by or on behalf of any Fund shall be at such Fund’s expense.

SECTION 6.03. [Reserved].

SECTION 6.04. Maintenance of Properties; Insurance. The Obligors will, (a) keep and maintain all property material to the conduct of their business in good working order and condition (ordinary wear, tear, condemnation and casualty excepted), except in any case where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and (b) maintain, with financially sound and reputable insurance companies (i) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; provided that each of the Obligors may self-insure to the same extent as other companies in similar businesses and owning similar properties in the same general areas in which the Obligors operate and (ii) all insurance required pursuant to the Collateral Documents. The Obligors will furnish to the Funds, promptly following the reasonable request of the Agent, on behalf of the Funds, information in reasonable detail as to the insurance so maintained. The Obligors shall deliver to the Agent and maintain endorsements to all “All Risk” physical damage insurance policies on all of the Collateral naming the Agent as lender loss payee. In the event that the Obligors at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then a Fund may, with the prior written consent of the Majority Funds (which shall not be granted if any other Fund has already obtained such insurance or the Obligors have cured the default), without waiving or releasing any obligations or resulting Default hereunder, at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which such Fund deems advisable (with the prior consent of the Majority Funds) seven (7) days after notification to the Obligors of such intent. All sums so disbursed by the Funds shall constitute part of the Obligations, payable as provided in this Agreement. The Obligors will furnish to the Agent and the Funds prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding.

SECTION 6.05. Promissory Note. Promptly following reasonable request from a Fund, the applicable Primary Obligors shall provide such Fund a Promissory Note(s) with respect to the Deferred Pension Payments and Deferred Interest owed by such Primary Obligor to such Fund.

SECTION 6.06. Most Favored Nations. If the Obligors or any of them enter into an amendment, modification, supplementation or alteration of the Senior Credit Facility after the Effective Date which imposes any mandatory prepayment, cash collateralization, additional interest or fee or any other incremental payment to the Lenders under (and as defined in) the Senior Credit Facility not required as of the Effective Date, the Primary Obligors shall pay the Funds fifty percent (50%) of a proportionate additional payment in respect of the aggregate Deferred Pension Payments and Deferred Interest at such time each time that one or more of the Obligors are required to make the applicable additional payment to the Lenders (as defined in the Senior Credit Facility) pursuant to the terms of such amendment, modification, supplementation or alteration (For example, to the extent the Obligors or any of them pay an amendment fee equal to 0.25% of the obligations under the Senior Credit Facility at such time, the Obligors shall concurrently pay a proportionate fee equal to 0.125% of the aggregate Deferred Pension Payments and Deferred Interest at such time); provided, that, the foregoing covenant shall not apply to (i) (a) payments of the net sale proceeds from sales or dispositions (including, without limitation, the receipt of casualty or condemnation proceeds) of, or (b) payments of principal or cash collateral in an aggregate amount not in excess of the proceeds of any third-party financing that refinances or replaces commitments or other obligations under the Senior Credit Facility, together with interest, fees and other obligations in respect of such refinanced or replaced commitments or obligations then accrued and unpaid under the Senior Credit Facility, and which third-party financing requires the attachment of, or assignment or release to permit, third-party Liens on, in the case of each of clause (a) and (b), assets which constitute Bank Group Collateral (as defined in the Intercreditor Agreement), other than net sale proceeds from sales or dispositions (including, without limitation, the receipt of casualty or condemnation proceeds) of, or the attachment of, or assignment or release to permit, third-party Liens on, assets which constitute Pension Priority Common Collateral (as defined in the Intercreditor Agreement), (ii) increases in the percentage of annual Excess Cash Flow payable to the Lenders under (and as defined in) the Senior Credit Facility or (iii) any such amendment, modification, supplementation or alteration the effect of which is to refinance in whole the obligations under the Senior Credit Facility.

ARTICLE VII

Negative Covenants

SECTION 7.01. Obligors. Until the Obligations (other than contingent obligations not due and payable) hereunder shall have been paid in full, the Primary Obligors covenant and agree with the Agent and the Funds that:

(a) Asset Sales. No Obligor shall consummate any Asset Sale unless such Asset Sale is approved by the Majority Funds; provided, that such approval shall (i) not be unreasonably withheld, delayed or conditioned and (ii) be deemed automatically granted to the extent the cash consideration received in connection with any such Asset Sale at closing shall be equal to or greater than 100% of the Gross Book Value of the property subject to such Asset Sale. For the avoidance of doubt, to the extent that multiple assets are being sold in an Asset Sale or series of related Asset Sales, the percentage threshold referenced above shall be deemed satisfied so long as the aggregate cash consideration received at the closings of such properties pursuant to such Asset Sale(s) equals or exceeds 100% of the aggregate Gross Book Value of such properties.

(b) No More Favorable Terms. Except as set forth on Schedule 7.01(b), the Obligors shall not (i) provide collateral (other than the Collateral granted pursuant to this Agreement) securing obligations owed by any Obligor to any Teamster pension fund similarly situated to the Funds (including Teamster pensions funds not a party to this Agreement) or (ii) make payments in respect of pension contributions owed to any Teamster pension fund similarly situated to the Funds to the extent such Teamster pension fund is not party to this Agreement (other than payments approved by the Majority Funds (such approval not to be unreasonably withheld, delayed or conditioned)).

SECTION 7.02. Funds. Until the Obligations shall have been paid in full (other than contingent obligations not due and owing), unless an Event of Default has occurred and is continuing, each of the Funds covenant severally and agree with the Obligors that:

(a) Absent the continuance of an Event of Default, such Funds shall not deem any of the Obligations owed to it to be delinquent contributions to which Section 515 of ERISA applies.

(b) Absent the continuance of an Event of Default, neither such Funds, nor any trustee or trustees with respect to such Funds, nor any of their successors, agents or assigns shall bring any action or allow any action under applicable law (including, through enforcement of Section 515 of ERISA or based on liability under Section 412 of the Code) to be brought in its or their name to seek payment of the Obligations (or any portion thereof) owed to it against any of the Obligors or any of their ERISA Affiliates, nor shall any of these Persons bring any action or otherwise seek to recover any of the remedies under applicable law (including, liquidated damages, penalties and other costs, and those remedies specified in Section 502(g) of ERISA) with respect to the Obligations.

(c) Under no circumstances shall such Funds determine that the deferral of the Obligations owed to them hereunder, (i) constitutes with respect to the Obligors or any of their ERISA Affiliates (x) a complete withdrawal with respect to any Multiemployer Plan under Section 4203 of ERISA, or (y) a partial withdrawal with respect to any Multiemployer Plan under Section 4205 of ERISA, or (ii) otherwise subjects the Obligors or any of their ERISA Affiliates to Withdrawal Liability.

Except as expressly provided in this Agreement to the contrary, the rights of the Funds to seek relief for delinquent contributions, and to assess and collect Withdrawal Liability, are preserved.

ARTICLE VIII

Events of Default

SECTION 8.01. Events of Default. If any of the following events (each an “Event of Default”) shall occur and be continuing:

(a) any Primary Obligor shall fail to pay any payment in respect of any Deferred Pension Payments or Deferred Interest or any payment required under Section 6.06 when and as the same shall become due and payable pursuant to this Agreement, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise (including, prepayments required to be made pursuant to the terms and conditions of Section 2.03 and interest payments required under Section 2.02) and such failure shall continue unremedied for a period of five (5) Business Days;

(b) any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with this Agreement or any other Fund Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(c) any Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.01 or 7.01;

(d) any Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or in any other Fund Document (other than those specified in clause (a), (b), (c), (e), (f), (g), (h) or (i) of this Article), and such failure shall continue unremedied for a period of 30 consecutive days after written notice thereof from the Agent to the Obligors (which notice will be given at the request of any Fund);

(e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any federal, or state bankruptcy, insolvency, administrative, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(f) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking bankruptcy, winding up, dissolution (other than any dissolution to the extent the assets of such Obligor are transferred to another Obligor so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on First Priority Collateral are taken), liquidation (other than any liquidation, to the extent the assets of such Obligor are transferred to another Obligor so long as all actions necessary to maintain the perfection of the Agent’s first-priority Lien on First Priority Collateral are taken), administration, moratorium, reorganization or other relief under any federal or state bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (e) of this Article, (iii) apply for or consent to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (v) make a general assignment or arrangement for the benefit of creditors, or become unable or admit in writing its inability or fail generally to pay its debts as they become due;

(g) any event or condition occurs under the Senior Credit Facility, either of the Convertible Facilities or the 2011 ABL Agreement, as applicable, that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such obligations or any trustee or agent on its or their behalf to cause the obligations under the Senior Credit Facility, either of the Convertible Facilities or the 2011 ABL Agreement, as applicable, to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any cure or grace period, amendment or waiver); provided that (i) this clause (g) shall not apply to obligations that become due as a result of prepayments required pursuant to (x) Section 2.12 of the Senior Credit Facility, (y) Section 4.14 of the 10% Series B Convertible Senior Secured Notes Indenture or (z) the mandatory prepayment provisions of the 2011 ABL Agreement (or any similar provision in any extension, renewal, refinancing or replacement of the Senior Credit Facility, the Convertible Facilities or the 2011 ABL Agreement), (ii) this clause (g) shall not apply to indebtedness under the Convertible Facilities which converts to equity interests as a result of any event or condition, (iii) an Event of Default under and as defined in the Senior Credit Facility (a “Senior Credit Facility Event of Default”) shall not in and of itself constitute an Event of Default under this clause until a period of thirty days has elapsed following notice of such Senior Credit Facility Event of Default from the Senior Administrative Agent or any lender under the Senior Credit Facility to Parent, or from Parent to such Senior Administrative Agent or any such lender under the Senior Credit Facility, (iv) an Event of Default under and as defined in the Convertible Facilities Facility (a “Convertible Facilities Event of Default”) shall not in and of itself constitute an Event of Default under this clause until a period of thirty days has elapsed following notice of such Convertible Facilities Event of Default from either the 10% Series A Convertible Debt Agent or the 10% Series B Convertible Debt Agent or any lender under either Convertible Facility to Parent, or from Parent to the 10% Series A Convertible Debt Agent or the 10% Series B Convertible Debt Agent or any such lender under the Convertible Facilities and (v) an Event of Default under and as defined in the 2011 ABL Agreement (an “ABL Facility Event of Default”) shall not in and of itself constitute an Event of Default under this clause until a period of thirty days has elapsed following notice of such ABL Facility Event of Default from the ABL Representative or any lender under the 2011 ABL Agreement to the borrowers thereunder, or from such borrower to the ABL Representative or any such lender under the 2011 ABL Agreement;

(h) (i) any Obligor shall fail to pay Current Pension Payments to any Fund or Funds, when and as the same shall become due and payable, such failure continues for ten (10) Business Days and such failure or failures in the aggregate exceed $9,000,000 at any given time or (ii) any Obligor shall fail to pay three (3) consecutive Current Pension Payments to any Fund, when and as the same shall become due and payable, it being understood that a timely payment to an electing Fund in accordance with Section 2.05 shall be deemed a timely payment of the applicable corresponding Current Pension Payment for purposes of this clause (h); or

(i) any Collateral Document shall for any reason to fail to create a valid and perfected first priority security interest in any First Priority Collateral with a Gross Book Value of $2,500,000 in the aggregate at any time or shall for any reason fail to create a valid and perfected third priority security interest in any Third Priority Collateral (if then applicable) with a Gross Book Value of $2,500,000 in the aggregate at any time purported to be covered thereby, in each case except as (i) permitted by the terms hereof or (ii) to extent such non-creation or non-perfection is a result of the action or inaction of the Agent;

then, and in every such Event of Default, and at any time thereafter during the continuance of such Event of Default, any Fund, by notice to the Primary Obligors, may: declare the Obligations solely in respect of the Deferred Pension Payments and the Deferred Interest owed to such Fund then outstanding to be due and payable, and thereupon such Obligations so declared to be due and payable, together with all other Obligations accrued hereunder and due to such Fund, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Obligors to the extent permitted by applicable law. Upon the occurrence and during the continuance of an Event of Default, the Agent shall, at the request of the Majority Funds, exercise any rights and remedies provided to the Agent under the Fund Documents or at law or equity, including all remedies provided under the Mortgages, the UCC or other applicable law with respect to the Collateral.

ARTICLE IX

The Agent

SECTION 9.01. Appointment. Each of the Funds hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions delegated to it hereby on its behalf, including execution of the other Fund Documents, and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

SECTION 9.02. Duties. The Agent shall not have any duties or obligations except those expressly set forth in the Fund Documents. Without limiting the generality of the foregoing,

(a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,

(b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Fund Documents that the Agent is required to exercise in writing as directed by the Majority Funds (or such other number or percentage of the Funds as shall be necessary under the circumstances as provided in Section 11.04), and

(c) except as expressly set forth in the Fund Documents, the Agent shall not have any duty to disclose, or shall be liable for the failure to disclose, any information relating to the Obligors or any of their subsidiaries that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

Without limiting the foregoing, the Agent shall not be required to act hereunder or to advance its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of its rights hereunder and under any other agreements or documents to which it is a party, and shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its reasonable satisfaction from the Funds of their indemnification obligations against any and all liability and expense that may be incurred by it by reason of taking or continuing to take or refraining from taking any such action in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. The Agent shall be fully justified in requesting direction from the Majority Funds in the event this Agreement or any other Fund Document is silent or vague with respect to such Agent’s duties, rights or obligations.

SECTION 9.03. Liability. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Funds (or such other number or percentage of the Funds as shall be necessary under the circumstances as provided in Section 11.04) or in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. The Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Agent by an Obligor or a Fund, and the Agent shall not be responsible for or have any duty to ascertain or inquire into:

(a) any statement, warranty or representation made in or in connection with any Fund Document, including without limitation any ERISA matters, issues or obligations that may arise out of the Transactions,

(b) the contents of any certificate, report or other document delivered hereunder or in connection herewith,

(c) the accuracy or calculation of any amounts of any of the Deferred Pension Payments or Deferred Interest,

(d) the performance or observance by the Obligors of any of the covenants hereunder,

(e) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Fund Document, the Senior Credit Facility, the Convertible Facilities or the 2011 ABL Agreement.

(f) the validity, enforceability, effectiveness or genuineness of any Fund Document or any other agreement, instrument or document,

(g) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral or

(h) the satisfaction of any condition set forth in Article V or elsewhere in any Fund Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for any Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent.

SECTION 9.04. Resignation. Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Funds and the Obligors. Upon any such resignation, the Obligors and the Majority Funds shall jointly appoint a successor. Upon the acceptance of its appointment as the Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. If no successor shall have been so appointed by the Obligors and the Majority Funds within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Majority Funds shall assume and perform all of the duties of the Agent hereunder until such time as a successor Agent is appointed; provided, that the retiring Agent shall continue to act as the secured party under the Mortgages until such Mortgages can be transitioned to a substitute secured party designated by the Majority Funds with the consent of the Primary Obligors. The fees payable by the Obligors to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Obligors and such successor. After an Agent’s resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Agent.

SECTION 9.05. Reliance. Each Fund acknowledges that it has, independently and without reliance upon the Agent, or any other Fund and based on such documents and information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement. Each Fund also acknowledges that it will, independently and without reliance upon the Agent or any other Fund, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Fund Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 9.06. Representative. The Funds are not partners or co-venturers, and all obligations of each Fund under this Agreement are several. No Fund shall be responsible for or in any way liable for the acts or omissions, representations or agreements of, or shall be authorized to act for, any other Fund.

In its capacity, the Agent is a “representative” of the Funds within the meaning of the term “secured party” as defined in the UCC. Each Fund authorizes the Agent to enter into each of the Collateral Documents and the Intercreditor Agreement to which it is a party and to take all actions contemplated by such documents. Each Fund agrees that no Fund shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Funds upon the terms of the Collateral Documents at the direction of the Majority Funds. If Collateral is hereafter pledged by any Person as collateral security for the Obligations, the Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Funds any Fund Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of or for the benefit of the Agent, on behalf of Funds. The Funds hereby irrevocably authorize the Agent, to release any Liens granted to or for the benefit of the Agent by the Obligors or any of their Subsidiaries on any Collateral:

(a) upon payment in full of the Obligations (other than contingent obligations not due and payable); or

(b) that is sold or to be sold concurrently as part of or in connection with any sale permitted under the Fund Documents.

Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Upon request by the Agent at any time, the Majority Funds will confirm in writing the Agent’s authority to release particular types or items of Collateral pursuant hereto.

SECTION 9.07. Sales or Transfers. Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Fund Document, or consented to in writing by the Majority Funds or all of the Funds, as applicable, the Agent shall (and is hereby irrevocably authorized by the Funds to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the Funds herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including the proceeds of the sale, all of which shall continue to constitute part of the Collateral. Upon the sale or transfer of all assets of an Obligor constituting Collateral which is permitted by the terms of any Fund Document, or consented to in writing by the Majority Funds or all of the Funds, as applicable, the Agent shall (and is hereby irrevocably authorized by the Funds to) execute such documents as may be necessary to release the Guarantee of such Obligor with respect to such Obligor, at the sole expense of the Obligors. Upon the Effective Date, the Guarantee by YRC Logistics Services, Inc., an Illinois corporation, is hereby automatically released and no longer effective with no further action required.

Each Fund hereby appoints each other Fund as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the other Funds, in assets which, in accordance with Article 9 of the UCC or any other applicable law, can be perfected only by possession. Should any Fund obtain possession of any such Collateral, such Fund shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions.

ARTICLE X

Reserved

ARTICLE XI

Miscellaneous

SECTION 11.01. Fees and Expenses. The Obligors shall pay:

(a) all reasonable out-of-pocket expenses incurred by the Agent, including the reasonable fees, charges and disbursements of sub-agents and no more than one counsel, and one additional local counsel in each applicable jurisdiction, for the Agent, in connection with the preparation, administration and enforcement of this Agreement and the other Fund Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated);

(b) all reasonable out-of-pocket expenses incurred by the Funds, including the reasonable fees, charges and disbursements of counsel and financial advisors for the Funds, in connection with the preparation and administration of this Agreement and the other Fund Documents and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated);

(c) all reasonable fees, charges and disbursement of one primary counsel and one additional local counsel in each applicable jurisdiction for the Funds in connection with negotiation, execution and delivery of the Collateral Documents and the perfection of the Liens granted thereby; and

(d) all reasonable out-of-pocket expenses incurred by the Agent or any Fund, including the fees, charges and disbursements of legal counsel and financial advisors (solely with respect to financial advisors to the Funds), in connection with the enforcement or protection of its rights in connection with any Fund Document;

provided, that the Obligors (i) shall only be required to reimburse the reasonable costs and out-of pocket expenses of Funds with respect to legal counsel and financial advisors pursuant to clause (b) in an amount not to exceed $1,000,000 in the aggregate after the Effective Date and (ii) shall pay all amounts (x) owed pursuant to Section 11.01(d) upon written demand and (y) all other amounts owed pursuant to Section 11.01 within 30 days of written demand (including documentation reasonably supporting such request).

SECTION 11.02. Indemnity. (a) The Obligors, on a joint and several basis, shall indemnify the Agent (and any sub-agent thereof) and each Related Party of the Agent (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actions, losses, claims, damages, liabilities and related reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of one counsel for all Indemnitees to the extent of no conflict), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Obligors arising out of, in connection with, or as a result of the execution or delivery of this Agreement, any other Fund Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party, by any Fund or by any Obligor other than to the extent losses, claims, liabilities or expenses arise from (i) any Indemnitee’s gross negligence, bad faith, willful misconduct or material breach of the Fund Documents or (ii) a dispute solely among Indemnitees.

(b) To the extent that the Obligors for any reason fail to indefeasibly pay any amount required under clause (a) of this Section 11.02 to be paid by it to the Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Fund severally agrees to pay to the Agent (or any such sub-agent) or such Related Party, as the case may be, such Fund’s pro rata share (based on the amount of outstanding Deferred Pension Payments held by each Fund as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or against the Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for such Agent (or any such sub-agent) in connection with such capacity.

SECTION 11.03. Remedies. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.

SECTION 11.04. Consent to Amendments. Neither this Agreement nor any other Fund Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Obligors and the Majority Funds or by the Obligors and the Agent with the consent of the Majority Funds or, in the case of any other Fund Document, pursuant to an agreement or agreements in writing entered into by the Agent and the Obligors that are parties thereto, in each case with the consent of the Majority Funds; provided that no such agreement shall:

(a) increase the outstanding amount of any Deferred Pension Payment or Deferred Interest or require deferrals of additional pension contribution payments owed to any Fund without the written consent of such Fund;

(b) reduce amount of any Obligations or reduce the rate of interest thereon, without the written consent of each Fund directly affected thereby;

(c) postpone the date of any scheduled payment of any Deferred Pension Payment, Deferred Interest, or any interest thereon, or reduce the amount of, waive or excuse any such payment, without the written consent of each Fund affected thereby (it being understood that waiver of a mandatory prepayment shall not constitute a postponement or waiver of a scheduled payment);

(d) change Section 2.04 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Fund directly affected thereby (except as set forth in Section 2.01);

(e) change any of the provisions of this Section or the definition of “Majority Funds” or any other provision of any Fund Document to reduce the number or percentage of Funds stated therein required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Fund; and

(f) release all or substantially all the Collateral (except as expressly permitted by this Agreement) without the consent of each Fund;

provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent, hereunder or under any other Fund Document without the prior written consent of the Agent.

SECTION 11.05. Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not. Any business entity into which the Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Agent, shall be the successor of the Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 11.06. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11.07. Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

SECTION 11.08. Descriptive Headings; Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

SECTION 11.09. Entire Agreement. This Agreement and the other Fund Documents constitute the entire contract among the Parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by each of the Parties, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 11.10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such successors and permitted assigns, any legal or equitable rights hereunder.

SECTION 11.11. Schedules. All schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

SECTION 11.12. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

SECTION 11.13. Submission to Jurisdiction; Choice of Forum. Each of the Parties submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York sitting in New York County, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Nothing in this Section however shall affect the right of any party to serve legal process in any other manner permitted by law. Each Party agrees that a final judgment (after giving effect to any timely appeals) in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

SECTION 11.14. Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.

THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTION WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

SECTION 11.15. Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to any Obligor, to it c/o YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, Attention of Chief Financial Officer (Telecopy No. 913-266-4357);

(ii) if to the Agent, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington Delaware 19890, Attention: W. Thomas Morris, Vice President (Telecopy No.: (302) 636-4145; Email: TMorris@wilmingtontust.com); and

(iii) if to any Fund, as set forth on Schedule 11.15.

(b) Notices and other communications by and among the Agent, the Obligors and the Funds hereunder may be delivered or furnished by electronic communications, including Adobe PDF by emails and Internet or intranet websites. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 11.16. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

SECTION 11.17. [Reserved].

SECTION 11.18. Confidentiality. Each of the Funds and the Agent agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) in connection with the Transactions, (b) to the extent requested by any regulatory authority, including any examiner or auditor in connection with routine examinations or audits conducted pursuant to applicable laws, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (with, to the extent permitted by applicable law, prompt notice thereof to the Primary Obligors), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Fund Document or the enforcement of rights hereunder or thereunder, (f) with the consent of the Primary Obligors or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent or any Fund on a nonconfidential basis from a source other than Parent (or its Affiliates). For the purposes of this Section, “Information” means all information received from the Obligors (or their Affiliates) relating to the Obligors’ (or their Affiliates’) or their business, other than any such information that is available to the Agent or any Fund on a nonconfidential basis prior to disclosure by the Obligors (or their Affiliates).

SECTION 11.19. Intercreditor Agreement. Notwithstanding anything herein to the contrary, each Fund and the Agent acknowledge that the Lien and security interest granted to the Agent pursuant to each Collateral Document and that the exercise of any right or remedy by the Agent are, in each case, subject to the terms, conditions and provisions of the Intercreditor Agreement in all respects. In the event of a conflict or any inconsistency between the terms, conditions and provisions of the Intercreditor Agreement, on the one hand, and any Fund Documents, on the other hand, the terms, conditions and provisions of the Intercreditor Agreement shall govern and control in all respects.

SECTION 11.20. No Effect on Other Obligations. Nothing contained in this Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that any Fund has or may have under its respective participation agreement(s) or under applicable law with respect to any contributions or other obligations of any of the Obligors to such Fund, other than the Deferred Pension Payments and any other Obligations.

SECTION 11.21. Effect of Amendment and Restatement. On the Effective Date, the Original Contribution Deferral Agreement shall be amended, restated and superseded in its entirety as set forth herein. The parties hereto acknowledge and agree that (a) this Agreement and the other Fund Documents, whether executed, delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing, or termination of the

“Obligations” (as defined in the Original Agreement) under the Original Contribution Deferral Agreement as in effect prior to the Effective Date and (b) such “Obligations” are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Agreement. As to all periods occurring on or after the Effective Date, all of the covenants set forth in the Original Contribution Deferral Agreement shall be of no further force and effect (with respect to such periods) (it being understood that (i) all obligations of the Obligors under the Original Contribution Deferral Agreement shall be governed by this Agreement from and after the Effective Date, (ii) the terms, provisions and covenants contained in the Original Contribution Deferral Agreement shall continue to apply for all periods prior to the Effective Date and (iii) the effectiveness of this Agreement shall not excuse or waive any failure to comply with any of the terms, provisions or covenants contained in the Original Contribution Deferral Agreement for any period prior to the Effective Date).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

YRC, INC., as an Obligor

By
Name:
Title:

USF HOLLAND, INC., as an Obligor

By
Name:
Title:

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name:
Title:

USF REDDAWAY INC., as an Obligor

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Obligors

WILMINGTON TRUST COMPANY

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Agent

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A., as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amended and Restated Contribution Deferral Agreement

Fund

Exhibit A-1

Form of First Priority Mortgage

Exhibit A-2

Form of Third Priority Mortgage

Exhibit B

Form of Promissory Note

[FORM OF]

NOTE

$[ ][1]	New York, New York
[ ], 20[ ]

For value received, each of the undersigned, YRC Inc., a Delaware corporation (“YRC”), USF Holland Inc., a Michigan corporation (“Holland”) and New Penn Motor Express, Inc., a Pennsylvania corporation (“New Penn”), USF Reddaway Inc., an Oregon corporation (“Reddaway”; together with YRC, Holland and Reddaway each, a “Primary Obligor” and collectively, the “Primary Obligors”), hereby jointly and severally promises to pay to [                    ] (the “Fund”) in immediately available funds in US dollars, $[            ] or such lesser amount constituting the aggregate unpaid principal amount of all the Deferred Pension Payments and Deferred Interest deferred by the Fund pursuant to the Amended and Restated Contribution Deferral Agreement, effective as of July 22, 2011, by and among the Primary Obligors, Wilmington Trust Company, as agent, the Fund and other funds party thereto from time to time (as further amended, restated, supplemented or otherwise modified from time to time, the “Contribution Deferral Agreement”), and to pay interest from the date hereof on the principal amount thereof from time to time outstanding (which unpaid principal amount includes: all of the Deferred Pension Payments and Deferred Interest owing to the Fund), in like funds, at said office, at [                    ] per annum. The Deferred Pension Payments and the Deferred Interest shall be payable on March 31, 2015 (or, such later date as may be mutually agreed by the applicable Primary Obligors and the Fund with prior notice to the Agent). Payments with respect to interest accruing on such Deferred Pension Payments and Deferred Interest shall be payable in arrears on the fifteenth day of each calendar month commencing on [            ], 2011, and upon termination of the Contribution Deferral Agreement. Interest payable hereunder shall be computed on the basis of a 365 day or 366 day year, as the case may be. Terms used but not defined herein shall have the meanings assigned to them in the Contribution Deferral Agreement.

Each of the Primary Obligors jointly and severally promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, on overdue interest from the due dates at a rate or rates provided in the Contribution Deferral Agreement.

Pursuant to the terms of the Contribution Deferral Agreement, to the extent permitted by applicable law, each Primary Obligor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

[1]

The original principal amount appearing on this Note should include (i) all of the Deferred Pension Payments owing to the Fund and (ii) all of the Deferred Interest owing to the Fund plus for all of the Deferred Pension Payments and Deferred Interest owing to the Fund, all interest accruing on such Deferred Pension Payments and Deferred Interest as of the Effective Date.

All deferred pension contribution payments evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedules attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Primary Obligors under this Note.

This Note is one of the Notes referred to in the Contribution Deferral Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Contribution Deferral Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Contribution Deferral Agreement and is guaranteed and, subject to terms, conditions and provisions of the Intercreditor Agreement, secured as provided therein and in the other Fund Documents referred to in the Contribution Deferral Agreement. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Note may be executed simultaneously with counterparts, any one of which need not contain the signatures of more than one Primary Obligor, but all such counterparts taken together shall constitute one and the same Note.

[This space intentionally left blank]

IN WITNESS WHEREOF, each Primary Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

YRC INC., a Delaware corporation

By:
Name:
Title:

USF HOLLAND INC., a Michigan corporation

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC., a Pennsylvania corporation

By:
Name:
Title:

USF REDDAWAY INC., an Oregon corporation

By:
Name:
Title:

Schedule A to Note

Principal

Date	Unpaid Principal Amount of this Note	Amount of Principal of this Note Repaid

Exhibit C

Form of Guarantee

See attached.

NON-RECOURSE GUARANTY AGREEMENT

THIS NON-RECOURSE GUARANTY AGREEMENT (this “Non-Recourse Guaranty”), dated as of June     , 2009, is entered into by and among: (i)                                          , (ii)                                          , [OTHERS] (iii) each other Affiliate of a Primary Obligor (as defined below) that becomes party hereto from time to time pursuant to a joinder agreement attached hereto as Exhibit A (each a “Guarantor” and collectively the “Guarantors”); (iv) Wilmington Trust Company, as agent for the Funds (as defined below) (together with its permitted successors and assigns, in such capacity, the “Agent”) for the benefit of the Funds. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Contribution Deferral Agreement.

RECITALS

WHEREAS, pursuant to the Contribution Deferral Agreement dated as of June     , 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Contribution Deferral Agreement”) among YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”; together with YRC, Holland and Reddaway, the “Primary Obligors”), the TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND (the “CS Pension Fund”)[,                     ], each other pension fund which executes a joinder substantially in the form of Exhibit A attached to the Contribution Deferral Agreement (each of the CS Pension Fund and such other pension funds, a “Fund”, and collectively, the “Funds”) and the Agent, the Funds have agreed to defer the receipt of payment of the Deferred Pension Payments upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor has agreed to guaranty the Obligations (as defined in the Contribution Deferral Agreement) of the Primary Obligors;

WHEREAS, each Guarantor will derive substantial direct and indirect benefits from the deferral of the Deferred Pension Payments under the Contribution Deferral Agreement; and

[WHEREAS, it is a condition to the obligation of the Funds to defer the receipt of their respective Deferred Pension Payments under the Contribution Deferral Agreement that the Guarantors shall have executed and delivered this Non-Recourse Guaranty.]

1

NOW, THEREFORE, in consideration of the premises and to induce the Funds to defer the receipt of payment of the Deferred Pension Payments, each Guarantor hereby agrees with the Funds as follows:

ARTICLE 1

Section 1.1 Defined Terms.

(a) “Guaranteed Obligations” means the due and punctual payment of (a) all Deferred Pension Payments and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Deferred Pension Payments when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all Obligations of the Primary Obligors under the Fund Documents and (c) all other reasonable out-of-pocket fees, costs, expenses (including, without limitation, the fees and expenses of the Agent, Agent’s sub-agents and counsel) and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Fund and the Agent under this Non-Recourse Guaranty, the Contribution Deferral Agreement, and the other Fund Documents.

ARTICLE 2

Section 2.1 Non-Recourse Guaranty.

(a) Subject to the limitation set forth in Section 2.1(f), each Guarantor hereby agrees that such Guarantor is jointly and severally liable for, and hereby absolutely, irrevocably and unconditionally guarantees to the Agent, the Funds and their respective permitted successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) of, all Guaranteed Obligations owed or hereafter owing to the Agent or the Funds by each of the Primary Obligors and each other Guarantor. Subject to the limitation set forth in Section 2.1(f), each Guarantor agrees that its guaranty obligation hereunder is a continuing guaranty of payment and not of collection, that, subject to Section 2.2 its obligations under this Section 2.1 shall not be discharged until payment in cash, in full, of the Guaranteed Obligations (other than contingent obligations not due and owing) has occurred and this Non-Recourse Guaranty has been terminated, and that its obligations under this Section 2.1 shall be absolute and unconditional, irrespective of, and unaffected by,

(i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Non-Recourse Guaranty, the Contribution Deferral Agreement, any other Fund Document or any other agreement, document or instrument to which an Obligor is or may become a party;

(ii) the absence of any action to enforce this Non-Recourse Guaranty (including this Section 2.1), the Contribution Deferral Agreement or any other Fund Document or the waiver or consent by the Funds and/or the Agent with respect to any of the provisions thereof;

(iii) the existence, value or condition of, or failure to perfect its Lien against, any security for the Guaranteed Obligations or any action, or the absence of any action, by the Funds and/or the Agent in respect thereof (including the release of any such security);

(iv) the insolvency of any Obligor; or

(v) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment or performance).

Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations guaranteed hereunder.

(b) To the extent permitted by applicable law, each Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Agent or the Funds to marshal assets or to proceed in respect of the Guaranteed Obligations guaranteed hereunder against any other Obligor, any other party or against any security for the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. It is agreed among each Guarantor, the Agent and the Funds that the foregoing waivers are of the essence of the transaction contemplated by this Non-Recourse Guaranty and the other Fund Documents and that, but for the provisions of this Section 2.1 and such waivers, the Agent and the Funds would decline to enter into the Contribution Deferral Agreement or any other Fund Document.

(c) Each Guarantor agrees that the provisions of this 2.1 are for the benefit of the Agent and the Funds and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Guarantor and the Agent or the Funds, the obligations of such other Guarantor under this Non-Recourse Guaranty or any other Fund Documents.

(d) Notwithstanding anything to the contrary in this Non-Recourse Guaranty or in any other Fund Document, except as set forth in clause (g) of this Section 2.1, until payment in full of the Guaranteed Obligations (other than contingent obligations not due and owing), each Guarantor hereby agrees not to exercise any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and waives any and all defenses available to a surety, guarantor or accommodation co-obligor of the Guaranteed Obligations. Each Guarantor acknowledges and agrees that this clause (d) is intended to benefit the Agent and the Funds and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Section 2.1, and that the Agent and the Funds and their respective permitted successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this clause (d) of this Section 2.1.

(e) If, in the exercise of any of its rights and remedies, the Agent or the Funds would, absent appropriate waivers, forfeit any of their rights or remedies, including its right to enter a deficiency judgment against any Primary Obligor, any other Guarantor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Agent or the Funds and waives any claim or defense based upon such action, even if such action by the Agent or the Funds shall result in a full or partial loss of any rights of subrogation that each Guarantor might otherwise have had but for such action by the Agent or the Funds. Any election of remedies that results in the denial or impairment of the right of the Agent or the Funds to seek a deficiency judgment against any Guarantor or any Primary Obligor shall not impair any other Guarantor’s obligation to pay the full amount of the Guaranteed Obligations.

(f) Notwithstanding anything in this Non-Recourse Guaranty to the contrary, subject to the Intercreditor Agreement, under this Non-Recourse Guaranty:

(i) no recourse shall be had for the payment or performance of the Guaranteed Obligations against any Guarantor in its individual capacity or any of its trustees, members, managers, officers or directors, other than in connection with the enforcement of Agent’s security interest in and lien upon the Collateral such Guarantor provided to secure the Guaranteed Obligations;

(ii) Agent shall not have recourse for payment of the Guaranteed Obligations to any assets of any Guarantor other than the Collateral such Guarantor provided to secure the Guaranteed Obligations; and

(iii) no Guarantor shall be liable, directly or indirectly, for the payment or performance of the Guaranteed Obligations, except to the extent of the Collateral owned by such Guarantor.

(g) To the extent that any Guarantor shall make a payment under this Section 2.1 of all or any of the Guaranteed Obligations (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guaranteed Obligations (other than contingent indemnity obligations to the extent no claim giving rise thereto has been asserted) and termination of this Non-Recourse Guaranty, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this Section 2.1 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. This clause (g) of this Section 2.1 is intended only to define the relative rights of the Guarantors and nothing set forth in this clause (g) of this Section 2.1 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Non-Recourse Guaranty, including clause (a) of this Section 2.1. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing. The rights of the indemnifying Guarantors against other Obligors under this clause (g) of this Section 2.1 shall be exercisable only upon the full payment of the Guaranteed Obligations.

(h) The liability of each Guarantor under this Section 2.1 is in addition to and shall be cumulative with all liabilities of each other Guarantor to the Funds and the Agent under this Non-Recourse Guaranty and the other Fund Documents to which such Guarantor is a party or in respect of any Guaranteed Obligations or obligation of the other Guarantor, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

ARTICLE 3

Each Guarantor represents and warrants to the Agent and each of the Funds that:

(a) Organization; Powers. Such Guarantor (a) is organized, validly existing and in good standing (to the extent that such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation as applicable, and (b) has all corporate or organizational requisite corporate power and authority to carry on its business as now conducted.

(b) Authorization; Enforceability. The guaranty of the Guaranteed Obligations hereunder are within such Guarantor’s corporate or organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder or shareholder action. Such Guarantor has all requisite corporate or organizational power to carry out and perform its obligations under the terms of this Non-Recourse Guaranty. Each Guarantor has duly executed and delivered this Non-Recourse Guaranty. This Non-Recourse Guaranty constitutes the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE 4

Section 4.1 Amendments. None of the terms or provisions of this Non-Recourse Guaranty may be waived, amended, supplemented or otherwise modified except as set forth in Section 11.03 of the Contribution Deferral Agreement.

Section 4.2 Notices. All notices, requests and demands to or upon the Agent, any Fund or any Guarantor hereunder shall be effected in the manner provided for in Section 11.14 of the Contribution Deferral Agreement; provided, however, that any such notice, request or demand to or upon any Guarantor shall be addressed to an Obligor’s notice address set forth in Section 11.14 of the Contribution Deferral Agreement.

Section 4.3 Successors and Assigns. This Non-Recourse Guaranty shall be binding upon the permitted successors and assigns of each Guarantor and shall inure to the benefit of the Agent, the Funds and their permitted successors and assigns under the Contribution Deferral Agreement.

Section 4.4 Counterparts. This Non-Recourse Guaranty may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one party hereto, but all such counterparts taken together shall constitute one and the same Agreement.

Section 4.5 Severability. Whenever possible, each provision of this Non-Recourse Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Non-Recourse Guaranty or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Non-Recourse Guaranty; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.6 No Third Party Beneficiaries. This Non-Recourse Guaranty is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto and the Funds and their successors and permitted assigns, any legal or equitable rights hereunder.

Section 4.7 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Non-Recourse Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Non-Recourse Guaranty (and all exhibits hereto, if any), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

Section 4.8 Conflicts. With respect to the Agent and the Funds and the obligations of the Agent under the Fund Documents only, in the event of a conflict between this Agreement and the Fund Documents, the terms of the Fund Documents shall govern and control.

Section 4.9 Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS NON-RECOURSE GUARANTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTION WITH, RELATED OR INCIDENTAL TO THIS NON-RECOURSE GUARANTY, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES HEREUNDER.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Non-Recourse Guaranty to be executed by their respective officers thereunto duly authorized, as of the date first above written.

, as a Guarantor

By:
Name:
Title:

, as a Guarantor

By:
Name:
Title:

[Signature Page to Non-Recourse Guaranty Agreement]

WILMINGTON TRUST COMPANY, as Agent

By:
Name:
Title:

[Signature Page to Non-Recourse Guaranty Agreement]

Exhibit D

Form of Reaffirmation Agreement

Exhibit E-1

Form of Amended and Restated Mortgage (First Priority Collateral)

Exhibit E-2

Form of Amended and Restated Mortgage (Third Priority Collateral)

Exhibit F-1

Senior Credit Facility

Exhibit F-2

10% Series A Convertible Senior Secured Notes Indenture

Exhibit F-3

10% Series B Convertible Senior Secured Notes Indenture

Exhibit G

List of Closing Documents

1)	Officer Certificate from each Primary Obligor, attaching recent good standing from its jurisdiction of organization, its organizational documents, resolutions approving the facility and incumbency.

2)	Closing Certificate

3)	Local Counsel Opinions with respect to each Amended and Restated Mortgage (First Priority Collateral) and Amended and Restated Mortgage (Third Priority Collateral)

4)	Provide copies of the executed ABL Facility, ABL Security Documents, Senior Credit Facility, Amended and Restated Pledge and Security Agreement with respect to the Senior Credit Facility, Collateral Trust Agreement with respect to the Convertible Facility, 10% Series A Convertible Senior Secured Notes Indenture, 10% Series B Convertible Senior Secured Notes Indenture, Pledge and Security Agreement with respect to the Convertible Facility

5)	Provide copies of other documents delivered in connection with the ABL Facility, the Senior Credit Facility, the Convertible Facility that may be reasonably requested by a Fund or the Agent in advance of the Effective Date